Interim Condensed Statements Of Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Operating expenses:
Research and development expenses:	$ (1,203)	$ (180)
General and administrative expenses	(1,196)	(259)
Operating loss	(2,399)	(439)
Financial income (expenses), net:
Change in fair value of convertible notes		(2,740)
Change in fair value of warrant liability		160
Other financing expenses, net	(201)	(209)
Net loss	$ (2,600)	$ (3,228)
Basic net loss per share	$ (0.44)	$ (1.17)
Diluted net loss per share	$ (0.44)	$ (1.17)
Weighted average number of ordinary shares used in computing basic net loss per share	5,954,122	2,765,850
Weighted average number of ordinary shares used in computing diluted net loss per share	5,954,122	2,765,850